FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 20, 2003

                             MPM Technologies, Inc.
             (Exact name of registrant as specified in its charter)


 Washington                        0-14910                   81-0436060
----------------             ----------------            ------------------
(State or other                (Commission                 (IRS Employer
jurisdiction of                File Number)               Identification No.)
incorporation)


  199 Pomeroy Road, Parsippany, NJ                            07054
    --------------------------------------                   -------
 (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number including area code (973) 428-5009

                    339 Jefferson Road, Parsippany, NJ 07054
             ------------------------------------------------------
             (Former name or address, if changed since last report)



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS


ITEM 5.  OTHER EVENTS

The Company announced non-compliance with Nasdaq Qualification Exception.


ITEM 6.  RESIGNATION OF A REGISTRANT'S DIRECTOR



ITEM 7.  FINANCIAL STATEMENTS.  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (a).   Financial Statements of business acquired

           (b).   Pro forms financial information

           (c).   Exhibits
                   News Release

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                                  SIGNATURE(S)


     Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                      MPM Technologies Inc.


          February 20, 2003                         /s/ Robert D. Little
         --------------------                       ---------------------------
                 (Date)                              Robert D. Little
                                                        Secretary



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NEWS RELEASE MPM TECHNOLOGIES INC.

                 MPM TECHNOLOGIES, INC ANNOUNCED NON-COMPLIANCE

                      WITH NASDAQ QUALIFICATIONS EXCEPTION

Parsippany, NJ - February 19, 2003 - MPM Technologies, Inc. announced today that the company had been delisted from The Nasdaq SmallCap Market and will begin trading on the OTC Bulletin Board effective immediately. The ticker symbol will remain MPML.

By decision dated August 21, 2002, the Nasdaq Listing Qualifications Panel granted MPM continued listing on The Nasdaq SmallCap Market pursuant to an exception. Specifically, on or before February 6, 2003, the Company was required to evidence a closing bid price of at least $1.00 per share and, immediately thereafter, a closing bid price of at least $1.00 per share for a minimum of ten consecutive trading days. The Panel determined that the Company failed to fully satisfy that term of the exception. The Company was also required to evidence compliance with all other requirements for continued listing on The Nasdaq SmallCap Market. As of September 30, 2002, the Company no longer satisfied the $2,500,000 shareholders' equity/market value of listed securities/net income requirement. Accordingly, the Panel determined to delist the Company's securities from The Nasdaq Stock Market effective with the open of business on Tuesday, February 18, 2003. The Company's securities were immediately eligible for quotation on the OTC Bulletin Board effective with the open of business on February 18, 2003.

MPM   Technologies,   Inc.,  is  a  holding   company  with  the  following
subsidiaries: Huntington Environmental Systems, Inc., and AirPol, Inc., both of which design, build, install and service industrial air pollution control systems; and Nupower, Inc. which is engaged in the development and marketing of Skygas, a patented waste-to-fuel technology. Further information about MPM Technologies, Inc. may be obtained on the Internet at http://www.mpmtech.com.

Contact:          Robert D. Little, MPM Technologies, Inc
                  Tel: (509) 326-3443
                  Fax: (509) 326-3228
                  email: info@mpmtech.com


Statement Under the Private Securities Litigation Reform Act.
With the exception of the historical information contained in this release, the matters described herein contain forward-looking statements that involve risk and uncertainties that may individually or mutually impact the matters herein described, including but not limited to, product acceptance, economic, competitive, governmental, results of litigation, technological and/or other factors which are outside the control of the company.

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